                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2003

                             ----------------------

                         COMMISSION FILE NUMBER 1-12584

DELAWARE                           SHEFFIELD PHARMACEUTICALS, INC.           13-3808303
(State of other jurisdiction of    (Exact name of registrant as specified    (I.R.S. Employer
incorporation or organization)     in its charter)                           Identification No.)

          3136 Winton Road South, Suite 201, Rochester, New York       14623
          ------------------------------------------------------     ----------
              (Address of principal executive officers)              (Zip Code)

        Registrant's telephone number, including area code (585) 292-0310

                             ----------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent accountants

(i) On March 11, 2003, Sheffield Pharmaceuticals, Inc.'s (the "Registrant") Audit Committee participated in and approved the decision of Ernst & Young LLP to resign as the Registrant's independent accountants effective immediately.

(ii) The reports of Ernst & Young LLP on the financial statements for the past two fiscal years ending December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that, the consolidated financial statements for December 31, 2001 included an explanatory paragraph wherein the auditor expressed substantial doubt about the Registrant's ability to continue as a going concern.

(iii) In connection with its audits for the two most recent fiscal years and through March 11, 2003, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) The Registrant has requested that Ernst & Young LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 13, 2003, is filed as Exhibit 16 to this Form 8-K.

(b) New independent accountants

(i) The Registrant engaged Rotenberg & Co., LLP, as its new independent accountants effective for the audit of the Registrant's financial statements for the year ending December 31, 2002. During the two most recent fiscal years and through March 13, 2003, the Registrant has not consulted with Rotenberg & Co., LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Rotenberg & Co., LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as the term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit Number           Description
--------------           -----------

     16                  Letter from Ernst & Young LLP dated March 13, 2003


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SHEFFIELD PHARMACEUTICALS, INC.


Dated:  March 14, 2003                  By: /s/ Thomas M. Fitzgerald
                                           -------------------------------------
                                           Thomas M. Fitzgerald
                                           President and Chief Executive Officer